Exhibit 99.2

Case 12-36187 Document 684 Filed in TXSB on 10/22/12 Page 1 of 10

MOR-1

UNITED STATES BANKRUPTCY COURT

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187
PROPOSED PLAN DATE: To be determined

PETITION DATE: 8/17/2012
DISTRICT OF TEXAS: Southern
DIVISION: Houston

AMENDED AND RESTATED - AMENDMENTS UNDERLINED
MONTHLY OPERATING REPORT SUMMARY FOR AUGUST 2012

MONTH	8/17/12 to 8/31/12					
REVENUES (MOR-6)	$ 17,962,067					
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	1,618,169					
NET INCOME (LOSS) (MOR-6)	(32,699,588)					
PAYMENTS TO INSIDERS (MOR-9)	75,859					
PAYMENTS TO PROFESSIONALS (MOR-9)	620,479					
TOTAL DISBURSEMENTS (MOR-8)	$ 386,317,124					

The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES (X) NO ( )	06-30-13
LIABILITY	YES (X) NO ( )	10-31-12
VEHICLE	YES (X) NO ( )	10-31-12
WORKER'S	YES (X) NO ( )	06-30-13
OTHER	YES (X) NO ( )	06-01-13

CIRCLE ONE

Are all accounts receivable being collected within terms? Yes (No)
Are all post-petition liabilities, including taxes, being paid within terms? (Yes) No
Have any pre-petition liabilities been paid? (Yes) No
If so, describe: In accordance with court approved motions, payments include pre-petition payroll, employee expense reimbursements, independent contractor fees, utility fees for the stub period of August, and any fees due on our bank accounts.
Are all funds received being deposited into DIP bank accounts? (Yes) No
Were any assets disposed of outside the normal course of business? Yes (No)
If so, describe
Are all U.S. Trustee Quarterly Fee Payments current? (Yes) No
What is the status of your Plan of Reorganization?
We have not yet commenced negotiations with our stakeholders.

ATTORNEY NAME: Charles S. Kelley, Esq.
FIRM NAME: Mayer Brown, LLP
ADDRESS: 700 Louisiana St.
Suite 3400
CITY, STATE, ZIP: Houston, TX 77002
TELEPHONE/FAX: (713) 238-3000

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X Keith R. Godwin TITLE: Chief Accounting Officer
(ORIGINAL SIGNATURE)

Keith R. Godwin
(PRINT NAME OF SIGNATORY)

October 22, 2012
DATE

MOR-1 Revised 07/01/98

case NAME: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 COMPARATIVE BALANCE SHEETS ASSETS FILING DATE’ MONTH MONTH MONTH MONTH MONTH MONTH 8/17/2012 8/31/2012 CURRENT ASSETS Cash $ 6,119,734 $ 47,144,872 Restricted Cash 4,840,908 14,841,112 Accounts Receivable, Net 48,962,845 48,202,892 Accounts Receivable, Affiliates 699,367,083 705,099,121 Prepaid Expenses and Other Current Assets 18,938,661 19.533.602 TOTAL CURRENT ASSETS 778,229,231 834,821,599 Oil & Gas Properties 2,914,007,759 2,939,625,568 Less Accumulated DD&A and Impairment 1,622,583,195 1,636,941,332 OIL & GAS PROPERTIES, NET 1,291,424,564 1,302,684,236 OTHER ASSETS Deferred Tax Assets Investments in Affiliates 892,154,554 888,614,697 Deferred Financing Costs—net 2,075,258 2,171,506 Furniture & Fixtures, net 482,093 463,201 Other Non current Receivable 12,269,065 12,273,726 TOTAL ASSETS $ 2,976,634,765 $ 3,041,028,965 * Per Schedules and Statement of Affairs MOR-2 Revised 07/01/98

Case 12-36187 Document 684 Filed in TXSB on 10/22/12 Page 3 of 10

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNERS' EQUITY	FILING DATE* 8/17/2012	MONTH 8/31/2012	MONTH	MONTH	MONTH	MONTH	MONTH
LIABILITIES							
POST-PETITION LIABILITIES(MOR-4)	$ -	$ 501,051,920					
PRE-PETITION LIABILITIES							
Secured obligations	2,014,806,960	1,650,999,715					
Priority unsecured obligations	11,287,816	11,287,816					
Unsecured obligations	251,241,600	251,241,600					
Other pre-petition obligations	-	-					
TOTAL CLAIMABLE PRE-PETITION LIABILITIES	2,277,336,376	1,913,529,131					
Asset Retirement Obligation (1)	149,468,228	150,114,665					
Derivative Liability	1,962,381	-					
Other Long-term obligations (2)	544,832,478	510,150,491					
TOTAL LIABILITIES	2,973,599,463	3,074,846,207					
OWNERS' EQUITY (DEFICIT)							
PREFERRED STOCK	277,406,044	277,406,044					
COMMON STOCK	52,660	52,660					
TREASURY STOCK	(911,729)	(911,729)					
ADDITIONAL PAID-IN CAPITAL	536,339,243	536,976,475					
8/1-8/17 TRANSLATION ADJUSTMENT (3)	1,363,677	-					
RETAINED EARNINGS: Filing Date	(811,214,593)	(811,214,593)					
RETAINED EARNINGS: Post Filing Date	-	(32,699,588)					
Equity in earnings of ATPIP and ATP Titan: Post filing date	-	(3,426,511)					
TOTAL OWNERS' EQUITY (NET WORTH)	3,035,302	(33,817,242)					
TOTAL LIABILITIES & OWNERS' EQUITY	$ 2,976,634,765	$ 3,041,028,965					

* Per Schedules and Statement of Affairs

MOR-3

Revised 07/01/98

(1) ARO represents GAAP present value estimate of future cash flows. ARO is subject to certain potential bonding requirements which have not been determined as of the date of this filing.

(2) Other long-term obligations include term NPI and ORRI interests which are accounted for as long-term obligations under GAAP because they are granted on proved properties where production is reasonably assured. Amounts associated with these other long-term obligations are not payable until production occurs.

(3) Our August 17 through August 31, 2012 income was estimated using an allocation of 15/31 days for certain line items. Our balance sheet line items represent the August 17 balances when possible; otherwise amounts presented represent July 31 balances. Because of this, an equity translation adjustment is required.

case name: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 SCHEDULE OF POST-PETITION LIABILITIES MONTH MONTH MONTH MONTH MONTH MONTH 8/31/2012 TRADE ACCOUNTS PAYABLE $ 11,682,314 ACCOUNTS PAYABLE—AFFILIATES TAX PAYABLE Federal Payroll Taxes : State Payroll Taxes—Ad Valorem Taxes—Other Taxes : TOTAL TAXES PAYABLE—SECURED DEBT POST-PETITION 414,344,609 ACCRUED INTEREST PAYABLE 583,204 ACCRUED PROFESSIONAL FEES* 746,512 OTHER ACCRUED LIABILITIES Payroll accruals—Other accruals 55.145.058 Other payables 18,550,223 TOTAL POST-PETITION LIABILITIES (MOR-3) $ 501,051,920 *Payment requires Court Approval MOR-4 Revised07/01/98 case name: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 AGING OF POST-PETITION LIABILITIES MONTH 8/31/2012 DAYS I TOTAL I TRADE I FEDERAL I STATE I AD VALOREM, I ACCOUNTS TAXES TAXES OTHER TAXES 0-30 $ 11,682,314 $ 11,682,314 $ $ $—31-60———- 61-90———- 91+———- TOTAL $ 11,682,314 $ 11,682,314 $—I $—I $—I AGING OF ACCOUNTS RECEIVABLE DAYS TOTAL Revenue Joint Interest(1) Other 0-30DAYS $ 44,287,02?” $ 39,615,379 ‘$ 4,612,629 59,019 31-60 days (67,222) (160,196)—92,974 61-90 days 834,183—757,314 76,869 91+days 3,148,904 (225,945) 2,665,023 709,826 TOTAL $ 48,202,89 $ 39,229,238 $ 8,034,966 938,688 MOR-5 Revised 07/01/98 (1) 91+ day balance Includes $2,013,375 of amounts being withheld over Wl% dispute and $527,613 of amounts regarding Black Elk/Nippon lawsuit (2) 91+ day balance includes $317,135 due from Bluewater Industries and $392,691 due from Israel Tax Authority for VAT taxes

Case 12-36187 Document 684 Filed in TXSB on 10/22/12 Page 6 of 10

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

STATEMENT OF INCOME (LOSS)

	MONTH 8/17/12 to 8/31/12	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
REVENUES (MOR-1)	$ 17,962,067						$ 17,962,067
							0
GROSS PROFIT	17,962,067						17,962,067
OPERATING EXPENSES:							
Lease Operating Expenses	3,596,446						3,596,446
Processing fees, related party	3,456,290						3,456,290
DD&A /Impairment	6,958,244						6,958,244
Accretion	508,076						508,076
Abandonment(Gain)/Loss	32,108						32,108
Compensation Expense	778,853						778,853
Professional Fees	882,462						882,462
Other General & Administrative	131,419						131,419
TOTAL OPERATING EXPENSES	16,343,898						16,343,898
INCOME (LOSS) FROM OPERATIONS (MOR-1)	1,618,169						1,618,169
INTEREST INCOME	2,033,953						2,033,953
INTEREST (EXPENSE), NET	(2,191,113)						(2,191,113)
DERIVATIVES GAIN/(LOSS)	-						-
DEBT EXTINGUISHMENT GAIN/(LOSS)	(6,937,100)						(6,937,100)
TOTAL INT, DER.& OTHER ITEMS	(7,094,260)						(7,094,260)
NET INCOME (LOSS) BEFORE REORGANIZATION I	(5,476,091)						(5,476,091)
REORGANIZATION (EXPENSES):							
US Trustee fees	(30,000)						(30,000)
Professional fees	(1,037,305)						(1,037,305)
Debt valuation adjustments	-						-
Claims adjustments	(26,156,192)						(26,156,192)
Interest income	-						-
REORGANIZATION EXPENSES, NET:	(27,223,497)						(27,223,497)
NET INCOME (LOSS) (MOR-1)	$ (32,699,588)						$ (32,699,588)

Accrual Accounting Required, Otherwise Footnote with Explanation.

MOR-6

Revised 07/01/98

Case 12-36187 Document 684 Filed in TXSB on 10/22/12 Page 7 of 10

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

CASH RECEIPTS AND DISBURSEMENTS	MONTH 8/17/12 to 8/31/12	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$ 6,119,734						$ 6,119,734
RECEIPTS:							
1. COLLECTION OF NET REVENUE ACCOUNTS RECEIVABLE	21,003,439						21,003,439
2. COLLECTION OF JOINT INTEREST ACCOUNTS RECEIVABLE	-						-
3. OTHER OPERATING RECEIPTS (See Attached)	-						-
4. FINANCING RECEIPTS (See Attached)	406,338,823						406,338,823
TOTAL RECEIPTS**	427,342,262						427,342,262
(Withdrawal) Contribution by Individual Debtor MFR-2*							
DISBURSEMENTS:							
5. TERM-LIMITED ORRI	940,089						940,089
6. TERM-LIMITED NPI	-						-
7. DERIVATIVE SETTLEMENTS PAID (RECEIVED)	2,141,118						2,141,118
8. LEASE OPERATING COSTS	-						-
9. GOMEZ PIPELINE OBLIGATION	830,833						830,833
10. TITAN FEE	5,500,000						5,500,000
11. ATPIP FEES	1,571,182						1,571,182
12. GENERAL & ADMINISTRATIVE (See Attached)	437,500						437,500
13. OTHER OPERATING DISBURSEMENTS (See Attached)	-						-
TOTAL DISBURSEMENTS FROM OPERATIONS	11,420,722						11,420,722
14. CAPEX CASH DISBURSMENTS (See Attached)	-						-
15. BANKRUPTCY & PROFESSIONAL FEES (See Attached)	620,479						620,479
16. FINANCING PAYMENTS - PRINCIPAL AND INTEREST (See Attached)	374,275,923						374,275,923
TOTAL DISBURSEMENTS**	386,317,124						386,317,124
17. NET CASH FLOW	41,025,138						41,025,138
18. CASH - END OF MONTH (MOR-2)	$ 47,144,872						$ 47,144,872

* Applies to Individual debtors only

**Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

MOR-7A

Revised 07/01/98

case name: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 ICASH RECEIPTS AND MONTH MONTH MONTH MONTH MONTH MONTH FILING TO idisbursements detail 8/17/12108/31/12 date j OTHER OPERATING RECEIPTS (Line 3) $—$—GENERAL & ADMINISTRATIVE (Line 12) Compensation 352,523 352,523 Rent—-_ Office and general costs Travel related—-_ D&O 82,413 82,413 Other costs 2,564 2,564 GENERAL & ADMINISTRATIVE TOTAL 437,500 437,500 BANKRUPTCY & PROFESSIONAL FEES (Line 15) Legal advisors 620,479 620,479 Financial advisors—-_ Operational/Other consultants—-_ BANKRUPTCY & PROFESSIONAL FEES TOTAL 620,479 620,479 OTHER OPERATING DISBURSEMENTS (Line 13)—-_ CAPEX CASH DISBURSMENTS (Line 14) Maintenance/Other—-_ Clipper project—-_ Gomez #9 project Plugging and abandonment of oil and gas properties CAPEX CASH DISBURSMENTS TOTAL—-_ FINANCING PAYMENTS—PRINCIPAL AND INTEREST (Line 16) 1st lien principal and interest 367,338,823 367,338,823 New facility principal and interest 6,937,100 6,937,100 Legal fees related to new facility—FINANCING PAYMENTS—PRINCIPAL AND INTEREST TOTAL 374,275,923 374,275,923 FINANCING RECEIPTS (Line 4) New facility proceeds $ 406,338,823 $ 406,338,823

Case 12-36187 Document 684 Filed in TXSB on 10/22/12 Page 9 of 10

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

CASH ACCOUNT RECONCILIATION
MONTH OF 8/17/12 to 8/31/2012

BANK NAME	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	Compass Bank	
ACCOUNT NUMBER	113334321	1000027441	6300050955	58902066488	113400841	2524118079	
ACCOUNT TYPE	***Operating***	***Deposit***	***Controlled Disbursement***	***Cafeteria Plan***	***Other***	***Payroll***	***TOTAL***
BANK BALANCE	$ 48,012,307	$ 15,299	$ -	$ 23,936	$ -	$ 229,607	$ 48,281,149
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-
OUTSTANDING CHECKS	-	-	1,129,899	6,378	-	-	1,136,277
ADJUSTED BANK BALANCE	$ 48,012,307	$ 15,299	$ (1,129,899)	$ 17,558	$ -	$ 229,607	$ 47,144,872
BEGINNING CASH - PER BOOKS	$ 7,134,646	$ -	$ (1,129,899)	$ 18,151		$ 96,836	$ 6,119,734
RECEIPTS*	426,621,745	720,517	-	-	-	-	427,342,262
TRANSFERS BETWEEN ACCOUNTS	(737,417)	(705,218)	942,635	-	-	500,000	-
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS*	385,006,667	-	942,635	593		367,229	386,317,124
ENDING CASH - PER BOOKS	$ 48,012,307	$ 15,299	$ (1,129,899)	$ 17,558	$ -	$ 229,607	$ 47,144,872

MOR-8

*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

Revised 07/01/98

case name: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 PAYMENTS TO INSIDERS AND PROFESSIONALS Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary). MONTH MONTH MONTH MONTH MONTH MONTH INSIDERS: NAME/COMP TYPE 8/17/12 to 8/31/12 T. Paul Bulmahn (salary) $ 17,767 Leland E. Tate (salary) 14,634 Albert L. Reese Jr. (salary) 11,577 George R. Morris (salary) 11,848 John E.Tschirhart (salary) 8,731 Keith R. Godwin (salary) 11,302 TOTAL INSIDERS (MOR-1) $ 75,859 MONTH MONTH MONTH MONTH MONTH MONTH PROFESSIONALS 8/17/12 to 8/31/12 DIP Lender Legal/Advisors 1. BinghamMcCutchenLLP $ 620,479 TOTAL PROFESSIONALS (MOR-1) $ 620,479 MOR-9 Revised 07/01/98